CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2026 OPERATING RESULTS

Houston, Texas (November 5, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2026. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2026 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2026	2025	2026	2025
EPS(1)	$8.71	$1.00	$9.26	$2.10
FFO	$1.70	$1.67	$4.52	$5.04
Core FFO	$1.71	$1.70	$5.10	$5.12
Core AFFO	$1.42	$1.43	$4.37	$4.44

	Three Months Ended	3Q26 Guidance	3Q26 Guidance
Per Diluted Share	September 30, 2026	Midpoint	Variance
EPS(1)	$8.71	$9.26	($0.55)
FFO	$1.70	$1.64	$0.06
Core FFO	$1.71	$1.69	$0.02
(1) For the three months ended September 30, 2026, EPS included approximately $9.37 per share of gain on sale of the California portfolio, partially offset by $0.83 per share of impairments associated with land development activities. For the three months ended September 30, 2025, EPS included approximately $0.78 per share of gain on sale of operating properties.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q26 vs. 3Q25	3Q26 vs. 2Q26	2026 vs. 2025
Revenues	(0.1)%	0.0%	0.0%
Expenses	(0.1)%	(1.0)%	1.2%
Net Operating Income ("NOI")	(0.2)%	0.6%	(0.7)%

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective (1)	3Q26	3Q25	2Q26
Effective New Lease Rates	(2.0)%	(2.6)%	(3.3)%
Effective Renewal Rates	3.6%	3.5%	2.8%
Effective Blended Lease Rates	1.0%	0.6%	(0.2)%
Occupancy	95.6%	95.5%	95.7%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

For 2026, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction commenced at Camden RTP in the Raleigh, NC metro area. Additionally, leasing continued at Camden Village District in Raleigh, NC and Camden South Charlotte in Charlotte, NC, and leasing began at Camden Blakeney in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/31/2026
Camden Village District	Raleigh, NC	369	$139.6	88%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/31/2026
Camden South Charlotte	Charlotte, NC	420	$155.0	24%
Camden Blakeney	Charlotte, NC	349	149.0	8%
Camden Nations	Nashville, TN	393	184.0
Camden RTP	Morrisville, NC	398	130.0
Total		1,560	$618.0

Acquisition and Disposition Activity
During the quarter, the Company acquired Camden Brandon, a 296-apartment home community located in Tampa, FL, Camden LoSo, a 343-apartment home community located in Charlotte, NC, and Camden Gulch, a 300-apartment home community located in Nashville, TN for a combined $305.2 million. The Company also acquired a land parcel in Tampa, FL for approximately $18.3 million.

On July 29, 2026, Camden sold its California portfolio, consisting of 11 operating communities with 3,620 apartment homes, for an aggregate sales price of approximately $1.6 billion and recognized a gain of approximately $1.0 billion. Approximately $0.9 billion of the proceeds was used to retire balances outstanding under the Company's unsecured revolving credit facility and commercial paper program.

Subsequent to quarter end, Camden sold 2.6 acres of land in Los Angeles, CA for approximately $10.7 million.

Share Repurchases
During the quarter, Camden repurchased 474,660 common shares at an average price of $105.34 per share for a total of $50.0 million. Year to date, Camden repurchased 4,536,826 common shares at an average price of $104.22 per share for a total of $472.8 million. The Company currently has $247.9 million remaining under its stock repurchase program.

Liquidity Analysis
As of September 30, 2026, Camden had approximately $1.8 billion of liquidity comprised of approximately $0.6 billion in cash and cash equivalents and 1031 related accounts, and approximately $1.2 billion of availability under its unsecured credit facility and commercial paper program. At quarter end, the Company had approximately $209.3 million left to fund under its existing wholly-owned development pipeline.

Capital Markets
During the quarter, the Company issued a $350 million unsecured term loan facility with a maturity date of July 2027 and also extended the maturity date of its $40 million unsecured floating rate term loan to September 2028. Camden also repaid a $12.0 million secured note plus accrued interest.

In October 2026, the Company utilized cash on hand and its commercial paper program to redeem at par its $500 million senior unsecured notes payable that were scheduled to mature in November 2026.

Earnings Guidance
Camden updated its earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q26	2026	2026 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.12 - $0.16	$9.42 - $9.46	$9.44	$9.93	$(0.49)
FFO	$1.61 - $1.65	$6.13 - $6.17	$6.15	$6.12	$0.03
Core FFO(1)	$1.63 - $1.67	$6.73 - $6.77	$6.75	$6.75	$0.00
(1) The Company's 2026 Core FFO guidance excludes approximately $0.60 per share of non-core charges for casualty-related expenses, net of recoveries, legal costs and settlements, expensed transaction, development, and other pursuit costs, and investment losses.

	2026	2026 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	(0.25)% - 0.25%	0.00%	0.50%	(0.50)%
Expenses	1.50% - 2.00%	1.75%	2.50%	(0.75)%
NOI	(1.50)% - (0.50)%	(1.00)%	(0.60)%	(0.40)%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, November 6, 2026 at 10:00 AM CT    Webcast: https://investors.camdenliving.com
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 1517857

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 168 properties containing 56,995 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 58,555 apartment homes in 172 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 19 consecutive years, most recently ranking #13. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
OPERATING DATA

Property revenues (a)	$381,061	$395,676	$1,162,778	$1,182,750

Property expenses
Property operating and maintenance	93,674	96,646	275,156	279,375
Real estate taxes	47,115	49,050	146,646	149,413
Total property expenses	140,789	145,696	421,802	428,788

Non-property income
Fee and asset management	4,377	2,565	9,651	7,685
Interest and other income	3,709	78	4,091	156
Income/(loss) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Total non-property income	5,605	9,392	22,697	24,138

Other expenses
Property management	8,544	8,863	28,936	28,457
Fee and asset management	856	965	3,357	2,277
General and administrative	18,193	17,835	55,246	53,779
Interest	41,034	34,995	119,815	104,160
Depreciation and amortization	160,032	159,474	467,166	460,834
Expense/(benefit) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Other non-operating expenses	(1,000)	1,777	60,305	5,724
Total other expenses	225,178	230,658	743,780	671,528

Impairment associated with land development activities	(86,404)	—	(86,404)	—
Gain on sale of operating properties, including land	973,508	85,645	1,041,608	132,938
Income from continuing operations before income taxes	907,803	114,359	975,097	239,510
Income tax expense	(1,032)	(780)	(3,246)	(2,570)
Net income	906,771	113,579	971,851	236,940
Net income allocated to non-controlling interests	(6,380)	(4,645)	(10,221)	(8,514)
Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$906,771	$113,579	$971,851	$236,940
Other comprehensive income/(loss)
Reclassification of (gain)/loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	(376)	351	232	1,053
Comprehensive income	906,395	113,930	972,083	237,993
Net income allocated to non-controlling interests	(6,380)	(4,645)	(10,221)	(8,514)
Comprehensive income attributable to common shareholders	$900,015	$109,285	$961,862	$229,479

PER SHARE DATA

Total earnings per common share - basic	$8.79	$1.00	$9.31	$2.10
Total earnings per common share - diluted	8.71	1.00	9.26	2.10

Weighted average number of common shares outstanding:
Basic	102,163	108,524	103,101	108,564
Diluted	103,826	108,580	104,749	108,617

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2026, we recognized $381.1 million of property revenue which consisted of approximately $338.3 million of rental revenue and approximately $42.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $395.7 million recognized for the three months ended September 30, 2025, made up of approximately $351.5 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2026, we recognized $1,162.8 million of property revenue which consisted of approximately $1,032.8 million of rental revenue and approximately $130.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,182.8 million of property revenue recognized for the nine months ended September 30, 2025, made up of approximately $1,052.2 million of rental revenue and approximately $130.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.0 million and $11.8 million for the three months ended September 30, 2026 and 2025, respectively, and was $36.4 million and $34.8 million for the nine months ended September 30, 2026 and 2025, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426
Real estate depreciation and amortization	156,148	156,272	455,989	451,326
Income allocated to non-controlling interests	6,380	4,645	10,221	8,514
Gain on sale of operating properties	(972,971)	(85,645)	(1,040,849)	(132,938)
Impairment associated with land development activities	86,404	—	86,404	—
Funds from operations	$176,352	$184,206	$473,395	$555,328

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries) (a)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements (b)(c)	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs (c)	3,233	695	9,312	3,658
Plus: Investment losses (b)	—	—	4,855	—
Plus: Other miscellaneous items (a)	(36)	168	26	244
Core funds from operations	$178,027	$186,776	$534,191	$564,151

Less: Recurring capitalized expenditures (d)	(30,338)	(29,274)	(76,630)	(75,340)

Core adjusted funds from operations	$147,689	$157,502	$457,561	$488,811

PER SHARE DATA
Funds from operations - diluted	$1.70	$1.67	$4.52	$5.04
Core funds from operations - diluted	1.71	1.70	5.10	5.12
Core adjusted funds from operations - diluted	1.42	1.43	4.37	4.44
Distributions declared per common share	1.06	1.05	3.18	3.15

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	103,826	110,174	104,749	110,211

PROPERTY DATA
Total operating properties (end of period) (e)	168	174	168	174
Total operating apartment homes in operating properties (end of period) (e)	56,995	59,416	56,995	59,416
Total operating apartment homes (weighted average)	57,807	59,059	58,250	59,255

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within Other Non-Operating Expenses.

(c) Non-core adjustment generally recorded within General and Administrative Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
ASSETS
Real estate assets, at cost
Land	$1,746,214	$1,695,652	$1,784,349	$1,787,445	$1,791,077
Buildings and improvements	11,644,192	11,271,829	11,801,301	11,792,960	11,812,521
	13,390,406	12,967,481	13,585,650	13,580,405	13,603,598
Accumulated depreciation	(5,157,790)	(5,014,551)	(5,407,880)	(5,296,061)	(5,234,087)
Net operating real estate assets	8,232,616	7,952,930	8,177,770	8,284,344	8,369,511
Properties under development and land	402,848	500,116	457,994	419,227	384,124
Total real estate assets	8,635,464	8,453,046	8,635,764	8,703,571	8,753,635
Accounts receivable – affiliates	8,053	8,053	8,076	8,884	8,889
Other assets, net (a)	313,260	314,199	285,493	293,292	255,333
Cash and cash equivalents	168,704	44,717	40,684	25,203	25,931
Restricted cash	438,648	10,717	89,610	12,039	11,378
Real estate and other assets held for sale	—	625,348	—	—	—
Total assets	$9,564,129	$9,456,080	$9,059,627	$9,042,989	$9,055,166

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,921,524	$4,529,573	$3,931,761	$3,570,193	$3,409,691
Secured	306,753	318,755	318,708	330,597	330,536
Accounts payable and accrued expenses	209,089	248,434	269,623	248,087	232,960
Accrued real estate taxes	129,373	99,264	59,818	92,382	129,697
Distributions payable	109,651	110,389	112,156	114,971	115,518
Other liabilities (b)	259,390	264,968	262,710	248,506	224,989
Liabilities held for sale	—	6,382	—	—	—
Total liabilities	4,935,780	5,577,765	4,954,776	4,604,736	4,443,391

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,157
Additional paid-in capital	5,957,428	5,953,409	5,948,511	5,948,938	5,945,277
Distributions in excess of net income attributable to common shareholders	(334,938)	(1,127,157)	(1,037,252)	(969,240)	(1,011,983)
Treasury shares	(1,078,576)	(1,028,058)	(886,052)	(620,497)	(400,185)
Accumulated other comprehensive income (c)	2,397	2,773	2,522	2,165	2,027
Total common equity	4,547,468	3,802,124	4,028,886	4,362,523	4,536,293
Non-controlling interests	80,881	76,191	75,965	75,730	75,482
Total equity	4,628,349	3,878,315	4,104,851	4,438,253	4,611,775
Total liabilities and equity	$9,564,129	$9,456,080	$9,059,627	$9,042,989	$9,055,166

(a) Includes net deferred charges of:	$6,765	$7,363	$7,969	$534	$1,296

(b) Includes deferred revenues of:	$1,056	$1,170	$1,277	$614	$624

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as alternatives to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO and Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426
Real estate depreciation and amortization	156,148	156,272	455,989	451,326
Income allocated to non-controlling interests	6,380	4,645	10,221	8,514
Gain on sale of operating properties	(972,971)	(85,645)	(1,040,849)	(132,938)
Impairment associated with land development activities	86,404	—	86,404	—
Funds from operations	$176,352	$184,206	$473,395	$555,328

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs	3,233	695	9,312	3,658
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	(36)	168	26	244
Core funds from operations	$178,027	$186,776	$534,191	$564,151

Less: Recurring capitalized expenditures	(30,338)	(29,274)	(76,630)	(75,340)

Core adjusted funds from operations	$147,689	$157,502	$457,561	$488,811

Weighted average number of common shares outstanding:
EPS diluted	103,826	108,580	104,749	108,617
FFO/Core FFO/Core AFFO diluted	103,826	110,174	104,749	110,211

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total Earnings Per Common Share - Diluted	$8.71	$1.00	$9.26	$2.10
Real estate depreciation and amortization	1.53	1.41	4.38	4.08
Income allocated to non-controlling interests	—	0.04	—	0.07
Gain on sale of operating properties	(9.37)	(0.78)	(9.94)	(1.21)
Impairment associated with land development activities	0.83	—	0.82	—
FFO per common share - Diluted	$1.70	$1.67	$4.52	$5.04

Less: Gain on sale of land	(0.01)	—	(0.01)	—
Plus: Casualty-related expenses, net of (recoveries)	—	—	(0.03)	(0.01)
Plus: Legal costs and settlements	(0.01)	0.02	0.48	0.06
Plus: Expensed transaction, development, and other pursuit costs	0.03	0.01	0.09	0.03
Plus: Investment losses	—	—	0.05	—
Plus: Other miscellaneous items	—	—	—	—
Core FFO per common share - Diluted	$1.71	$1.70	$5.10	$5.12

Less: Recurring capitalized expenditures	(0.29)	(0.27)	(0.73)	(0.68)

Core AFFO per common share - Diluted	$1.42	$1.43	$4.37	$4.44

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.12	$0.16	$9.42	$9.46
Expected real estate depreciation and amortization	1.48	1.48	5.84	5.84
Expected income allocated to non-controlling interests	0.01	0.01	0.01	0.01
Expected (gain) on sale of operating properties	—	—	(9.97)	(9.97)
Expected Impairment associated with land development activities	—	—	0.83	0.83
Expected FFO per share - diluted	$1.61	$1.65	$6.13	$6.17
Anticipated Adjustments to FFO	0.02	0.02	0.60	0.60
Expected Core FFO per share - diluted	$1.63	$1.67	$6.73	$6.77

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net income	$906,771	$113,579	$971,851	$236,940
Less: Fee and asset management income	(4,377)	(2,565)	(9,651)	(7,685)
Less: Interest and other income	(3,709)	(78)	(4,091)	(156)
Less: Income/(loss) on deferred compensation plans	2,481	(6,749)	(8,955)	(16,297)
Plus: Property management expense	8,544	8,863	28,936	28,457
Plus: Fee and asset management expense	856	965	3,357	2,277
Plus: General and administrative expense	18,193	17,835	55,246	53,779
Plus: Interest expense	41,034	34,995	119,815	104,160
Plus: Depreciation and amortization expense	160,032	159,474	467,166	460,834
Plus: Expense/(benefit) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Plus: Other non-operating expenses	(1,000)	1,777	60,305	5,724
Plus: Impairment associated with land development activities	86,404	—	86,404	—
Less: Gain on sale of operating properties, including land	(973,508)	(85,645)	(1,041,608)	(132,938)
Plus: Income tax expense	1,032	780	3,246	2,570
NOI	$240,272	$249,980	$740,976	$753,962

"Same Property" Communities	$210,925	$211,252	$632,998	$637,666
Non-"Same Property" Communities	20,085	10,523	44,825	26,394
Development and Lease-Up Communities	1,455	251	3,203	308
Disposition/Other	7,807	27,954	59,950	89,594
NOI	$240,272	$249,980	$740,976	$753,962

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net income	$906,771	$113,579	$971,851	$236,940
Plus: Interest expense	41,034	34,995	119,815	104,160
Plus: Depreciation and amortization expense	160,032	159,474	467,166	460,834
Plus: Income tax expense	1,032	780	3,246	2,570
Less: Gain on sale of operating properties, including land	(973,508)	(85,645)	(1,041,608)	(132,938)
Plus: Impairment associated with land development activities	86,404	—	86,404	—
EBITDAre	$221,765	$223,183	$606,874	$671,566

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs	3,233	695	9,312	3,658
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	(36)	168	26	244
Adjusted EBITDAre	$223,440	$225,753	$667,670	$680,389
Annualized Adjusted EBITDAre	$893,760	$903,012	$890,227	$907,185

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents and 1031 exchange proceeds included in restricted cash during the period. The following tables reconcile average Total Debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Unsecured notes payable	$3,921,610	$3,433,812	$4,063,646	$3,450,842
Secured notes payable	314,770	330,516	320,055	330,456
Total average debt	4,236,380	3,764,328	4,383,701	3,781,298
Less: Average cash and cash equivalents	(180,416)	(11,741)	(74,012)	(14,063)
Less: 1031 exchange proceeds included in restricted cash	(465,392)	—	(172,145)	—
Net Debt	$3,590,572	$3,752,587	$4,137,544	$3,767,235

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net Debt	$3,590,572	$3,752,587	$4,137,544	$3,767,235
Annualized Adjusted EBITDAre	893,760	903,012	890,227	907,185
Net Debt to Annualized Adjusted EBITDAre	4.0x	4.2x	4.6x	4.2x